SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2002

RENAISSANCE LEARNING, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	0-22187	39-1559474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2911 Peach Street
P.O. Box 8036
Wisconsin Rapids, Wisconsin 54495-8036
(Address of principal executive offices)

Registrant's telephone number, including area code: (715) 424-3636

Item 5.      Other Events and Regulation FD Disclosure.

        On April 17, 2002, the Company issued a press release regarding the approval by the Board of Directors of a stock repurchase plan pursuant to which up to 5,000,000 shares of the Company's issued and outstanding common stock may be repurchased from time to time. A copy of the April 17, 2002 press release is attached as an exhibit to this report and is incorporated herein by reference.

Item 7.      Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 17, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: April 18, 2002

RENAISSANCE LEARNING, INC.

By: /s/ Michael H. Baum
Michael H. Baum
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 17, 2002.